Loans and Allowances for Loan Losses	6 Months Ended
Jun. 30, 2012
Loans and Allowances for Loan Losses [Abstract]
Loans and Allowances for Loan Losses

(3) Loans and Allowance for Loan Losses

Loans

The Company's market area is generally Ontario County and Monroe County of New York State. Substantially all loans are made in this market area. Accordingly, the ultimate collectability of a substantial portion of the Company's loan portfolio is susceptible to changes in the economic conditions in this area. The Company's concentrations of credit risk are as disclosed in the following table of loan classifications. The concentrations of credit risk in related loan commitments and letters of credit parallel the loan classifications reflected. Other than general economic risks, management is not aware of any material concentrations of credit risk to any industry or individual borrower.

The major classifications of loans at June 30, 2012 and December 31, 2011, follow (in thousands), along with a description of their underwriting and risk characteristics:

	2012	2011

Commercial and industrial	$212,451	198,744
Mortgages:
Commercial	504,284	467,413
Residential - first lien	272,165	256,173
Residential - second lien	104,184	101,877
Consumer:
Automobile - indirect	275,862	227,541
Other	16,430	25,583
Loans held for sale	11,762	7,556

Total loans	1,397,138	1,284,887
Plus - Net deferred loan costs	9,188	7,634
Less - Allowance for loan losses	(17,273)	(16,095)

Loans - net	$1,389,053	1,276,426

Commercial and Industrial Loans: These loans generally include term loans and lines of credit. Such loans are made available to businesses for working capital (including inventory and receivables), business expansion (including acquisition of real estate, expansion and improvements) and equipment purchases. As a general practice, a collateral lien is placed on equipment or other assets owned by the borrower. These loans carry a higher risk than commercial real estate loans by the nature of the underlying collateral, which can be business assets such as equipment and accounts receivable. To reduce the risk, management also attempts to secure secondary collateral, such as real estate, and obtain personal guarantees of the borrowers. To further reduce risk and enhance liquidity, these loans generally carry variable rates of interest, repricing in three- to five-year periods, and have a maturity of five years or less. Lines of credit generally have terms of one year or less and carry floating rates of interest (e.g., prime plus a margin).

Commercial Mortgages: Commercial real estate loans are made to finance the purchases of real property which generally consists of real estate with completed structures. These commercial real estate loans are secured by first liens on the real estate, which may include apartments, commercial structures housing businesses, healthcare facilities, and other non-owner occupied facilities. These loans are considered by the Company to be less risky than commercial and industrial loans, since they are secured by real estate and buildings. The loans typically have adjustable interest rates, repricing in three- to five-year periods, and require principal payments over a 10- to 25-year period. Many of these loans include call provisions within 10 to 15 years of their origination. The Company's underwriting analysis includes credit verification, independent appraisals, a review of the borrower's financial condition, and the underlying cash flows. These loans are typically originated in amounts of no more than 80% of the appraised value of the property serving as collateral.

Residential First-Lien Mortgages: We originate adjustable-rate and fixed-rate, one-to-four-family residential real estate loans for the construction, purchase or refinancing of a mortgage. These loans are collateralized by owner-occupied properties located in the Company's market area. They are amortized over five to 30 years. Substantially all residential loans secured by first mortgage liens are originated by CNB Mortgage and sold to either the Bank or third-party investors. Generally, fixed-rate mortgage loans with a maturity or call date of ten years or less and a rate of 5% or more are retained in the Company's portfolio. For longer term, fixed-rate residential mortgages without escrow, the Company generally retains the servicing, but sells the right to receive principal and interest to Federal Home Loan Mortgage Company, also known as Freddie Mac. All loans not retained in the portfolio or sold to Freddie Mac are sold to unrelated third parties with servicing released. This practice allows the Company to manage interest rate risk, liquidity risk, and credit risk. From time to time, the Company may also purchase residential mortgage loans which are originated and serviced by third parties. In an effort to manage risk of loss and strengthen secondary market liquidity opportunities, management typically uses secondary market underwriting, appraisal, and servicing guidelines. Loans on one-to-four-family residential real estate are mostly originated in amounts of no more than 85% of appraised value or have private mortgage insurance. Mortgage title insurance and hazard insurance are normally required. Construction loans have a unique risk, because they are secured by an incomplete dwelling. This risk is reduced through periodic site inspections, including at each loan draw period.

Residential Second-Lien Mortgages: The Company originates home equity lines of credit and second mortgage loans (loans secured by a second [junior] lien position on one-to-four-family residential real estate). These loans carry a higher risk than first mortgage residential loans as they are in a second position relating to collateral. Risk is reduced through underwriting criteria, which include credit verification, appraisals, a review of the borrower's financial condition, and personal cash flows. A security interest, with title insurance when necessary, is taken in the underlying real estate.

Consumer Loans: The Company funds a variety of consumer loans, including direct and indirect automobile loans, recreational vehicle loans, boat loans, aircraft loans, home improvement loans, and personal loans (collateralized and uncollateralized). Most of these loans carry a fixed rate of interest with principal repayment terms typically ranging from one to ten years, based upon the nature of the collateral and the size of the loan. The majority of consumer loans are underwritten on a secured basis using the underlying collateral being financed or a customer's deposit account. A small amount of loans are unsecured, which carry a higher risk of loss.

Loans Held for Sale: These are the Residential First-Lien Mortgages, discussed above, which are sold to Freddie Mac and other third parties. These loans are carried at their lower of cost or fair value, calculated on a loan-by-loan basis.

Allowance for Loan Losses

A summary of the changes in the allowance for loan losses follows (in thousands). Notwithstanding the estimated allocations set forth in any table, the entirety of the allowance is available to absorb losses in any portfolio:

	For the Three-Month Periods		For the Six-Month Periods
	Ended June 30,		Ended June 30,

	2012	2011	2012	2011

Balance at the beginning of period	$16,841	15,910	16,095	15,635
Loans charged off	(955)	(581)	(1,665)	(1,286)
Recoveries of loans charged off	237	368	543	598
Provision charged to operations	1,150	140	2,300	890

Balance at end of period	$17,273	15,837	17,273	15,837

The following tables, for each of the three- month periods presented, provide an analysis of the allowance for loan losses by loan type (in thousands):

Three months ended June 30, 2012			Residential	Residential
			mortgage -	mortgage -			Loans
	Commercial	Commercial	first	second	Consumer -	Consumer -	held for
	and industrial	mortgage	position	position	indirect	other	sale	Unallocated	Total
Beginning Balance	$4,878	1,282	1,907	534	5,861	1,222	-	1,157	16,841
Charge-offs	(240)	(278)	(154)	-	(165)	(118)	-	-	(955)
Recoveries	39	1	4	10	135	48	-	-	237
Provision	(394)	675	362	(62)	686	(198)	-	81	1,150
Ending Balance	$4,283	1,680	2,119	482	6,517	954	-	1,238	17,273

Three months ended June 30, 2011			Residential	Residential
			mortgage -	mortgage -			Loans
	Commercial	Commercial	first	second	Consumer -	Consumer -	held for
	and industrial	mortgage	position	position	indirect	other	sale	Unallocated	Total
Beginning Balance	$5,876	1,671	1,666	587	4,141	811	-	1,158	15,910
Charge-offs	(196)	(43)	(16)	-	(206)	(120)	-	-	(581)
Recoveries	96	-	19	1	174	78	-	-	368
Provision	(1,004)	(290)	(37)	(18)	492	(18)	-	1,015	140
Ending Balance	$4,772	1,338	1,632	570	4,601	751	-	2,173	15,837

The balance in the allowance for loan losses increased to $17.3 million at June 30, 2012 compared to $16.8 million at March 31, 2012 and from $15.8 million at June 30, 2011. In determining the level of allowance necessary, we considered a number of factors. The most significant factor in the second quarter of 2012 was growth in the portfolio, which amounted to an annualized rate of 13.4% for the three-month period from March 31, 2012. The balance in the allowance increased by a similar annualized rate. The allocation of the allowance changed in the second quarter generally due to the respective loan portfolio's growth rates with the exception of Commercial and industrial loans, wherein the allowance was reduced due to a reduction in the quantitative loss factor with improvements in the historical eight-quarter net loss migration factor, new loan growth receiving a lower, Pass-rated loss factor, the upgrades of previously criticized loans, and a lower level of internally classified loans and impaired loans.

In determining the level of allowance necessary as of June 30, 2012, we considered a number of factors. The most significant factor in the first half of 2012 was growth in the portfolio. In addition to the impact of loan growth, specific portfolio factors impacted the allowance, which included, (a) a reduction in the quantitative loss factor applied to Substandard-rated Commercial and Industrial Loans, (b) a decline in annualized net charge-offs, and (c) a decline in the ratio of non-performing loans to total loans. The increase in the Consumer indirect allowance for both three and six month periods is due to the portfolio's growth and not due to changes in underlying credit quality. Economic conditions were also considered in our determination of the allowance. Given improvements we have seen in our local economy, we have reduced our economic qualitative factors by two basis points.

The following tables, for each of the six- month periods presented, provide an analysis of the allowance for loan losses by loan type, including a summary, as of the period end, of the loan types individually and collectively evaluated for impairment (in thousands):

Six months ended June 30, 2012			Residential	Residential
			mortgage -	mortgage -			Loans
	Commercial	Commercial	first	second	Consumer -	Consumer -	held for
	and industrial	mortgage	position	position	indirect	other	sale	Unallocated	Total
Beginning Balance	$6,393	994	1,786	521	4,839	916	-	646	16,095
Charge-offs	(431)	(278)	(229)	(3)	(448)	(276)	-	-	(1,665)
Recoveries	77	3	10	12	310	131	-	-	543
Provision	(1,756)	961	552	(48)	1,816	183	-	592	2,300
Ending Balance	$4,283	1,680	2,119	482	6,517	954	-	1,238	17,273

of which:
Amount for loans individually
evaluated for impairment	$912	221	-	-	-	-	-	-	1,133
Amount for loans collectively
evaluated for impairment	$3,371	1,459	2,119	482	6,517	954	-	1,238	16,140
Balance of loans individually
evaluated for impairment	$3,746	10,490	-	83	-	-	-	-	14,319
Balance of loans collectively
evaluated for impairment	$208,705	493,794	272,165	104,101	275,862	16,430	11,762	9,188	1,392,007

Six months ended June 30, 2011			Residential	Residential
			mortgage -	mortgage -			Loans
	Commercial	Commercial	first	second	Consumer -	Consumer -	held for
	and industrial	mortgage	position	position	indirect	other	sale	Unallocated	Total
Beginning Balance	$6,364	1,371	1,304	563	4,196	1,155	-	682	15,635
Charge-offs	(351)	(43)	(16)	-	(608)	(268)	-	-	(1,286)
Recoveries	111	-	19	2	315	151	-	-	598
Provision	(1,352)	10	325	5	698	(287)	-	1,491	890
Ending Balance	$4,772	1,338	1,632	570	4,601	751	-	2,173	15,837

of which:
Amount for loans individually
evaluated for impairment	$2,250	330	-	-	-	-	-	-	2,580
Amount for loans collectively
evaluated for impairment	$2,522	1,008	1,632	570	4,601	751	-	2,173	13,257
Balance of loans individually
evaluated for impairment	$2,888	1,376	-	-	-	-	-	-	4,264
Balance of loans collectively
evaluated for impairment	$196,512	432,073	240,163	95,588	169,126	27,189	5,809	5,214	1,171,674

In determining the level of allowance necessary as of June 30, 2012, we considered a number of factors. The most significant factor in the first half of 2012 was growth in the portfolio. In addition to the impact of loan growth, specific portfolio factors impacted the allowance, which included, (a) a reduction in the quantitative loss factor applied to Substandard-rated Commercial and Industrial Loans, (b) a decline in annualized net charge-offs, and (c) a decline in the ratio of non-performing loans to total loans. Economic conditions were also considered in our determination of the allowance. Given improvements we have seen in our local economy, we have reduced our economic qualitative factors by two basis points.

In monitoring the credit quality of the portfolio, management applies a credit quality indicator to substantially all commercial loans. These quality indicators, as more fully described in the 2011 Annual Report, range from one through eight in increasing risk of loss. These ratings are used as inputs to the calculation of the allowance for loan losses. Loans rated 1 through 4 are generally allocated a lesser percentage allocation in the allowance for loan losses than loans rated from 5 through 8. Residential Mortgage Loans are generally rated 9, unless they are used to partially collateralize commercial loans, in which case they carry the rating of the respective commercial loan relationship, or if management wishes to recognize a well defined weakness or loss potential to more accurately reflect credit risk. Unrated loans are allocated a percentage of the allowance for loan losses on a pooled basis.

The following tables present the loan portfolio as of June 30, 2012 and December 31, 2011 by credit quality indicator (in thousands). Except for loans in the 9 and unrated categories, credit quality indicators are reassessed for each applicable loan at least annually, generally upon the anniversary of the loan's origination or receipt and analysis of the borrower's financial statements, when applicable, or in the event that information becomes available that would cause us to re-evaluate.

Loans in category 9 and unrated are evaluated for credit quality after origination based upon delinquency status. (See Aging Analysis table).

Credit Quality Indicator Analysis as of June 30, 2012

			Residential	Residential
			mortgage -	mortgage -			Loans	Deferred
	Commercial	Commercial	first	second	Consumer -	Consumer -	held for	Fees and
	and industrial	mortgage	position	position	indirect	other	sale	Costs	Total
1-Superior	$12,310	-	-	-	-	137	-	-	12,447
2-Good	12,881	26,246	1,577	3,492	-	1,054	-	-	45,250
3-Satisfactory	78,469	210,744	1,267	278	-	-	-	-	290,758
4-Watch	38,532	204,992	5,942	404	-	-	-	-	249,870
5-Special Mention	12,351	17,086	1,005	-	-	-	-	-	30,442
6-Substandard	21,693	22,710	5,888	254	-	-	-	-	50,545
7-Doubtful	-	-	7	-	-	-	-	-	7
Subtotal	$176,236	481,778	15,686	4,428	-	1,191	-	-	679,319
9 and not rated	36,215	22,506	256,479	99,756	275,862	15,239	11,762	9,188	727,007
Total	$212,451	504,284	272,165	104,184	275,862	16,430	11,762	9,188	1,406,326

Credit Quality Indicator Analysis as of December 31, 2011

			Residential	Residential
			mortgage -	mortgage -			Loans	Deferred
	Commercial	Commercial	first	second	Consumer -	Consumer -	held for	Fees and
	and industrial	mortgage	position	position	indirect	other	sale	Costs	Total
1-Superior	$9,814	105	-	-	-	913	-	-	10,832
2-Good	8,826	26,195	1,718	2,560	-	-	-	-	39,299
3 Satisfactory	68,246	177,882	1,409	576	-	-	-	-	248,113
4 Watch	43,928	210,901	6,045	269	-	-	-	-	261,143
5 Special Mention	7,864	4,645	1,127	-	-	-	-	-	13,636
6 Substandard	29,440	30,018	4,496	453	-	100	-	-	64,507
7 Doubtful	-	-	-	7	-	-	-	-	7
8 Loss	-	-	-	-	-	-	-	-	-
Subtotal	$168,118	449,746	14,795	3,865	-	1,013	-	-	637,537
9 and not rated	30,626	17,667	241,378	98,012	227,541	24,570	7,556	7,634	654,984
Total	$198,744	467,413	256,173	101,877	227,541	25,583	7,556	7,634	1,292,521

A summary of information regarding nonaccruing loans and other nonperforming assets as of June 30, 2012, December 31, 2011, and June 30, 2011 follows (in thousands):

	June 30,	December 31,	June 30,
	2012	2011	2011

Accruing loans 90 days or more delinquent	$314	969	2,177
Nonaccruing loans	20,106	17,307	20,439

Total nonperforming loans	20,420	18,276	22,616
Other real estate owned	3,426	4,632	3,991
(less write-down of other real estate owned)	(237)	(397)	(551)

Total nonperforming assets	$23,609	22,511	26,056

The following tables present, as of June 30, 2012 and December 31, 2011, additional details about the loan portfolio in the form of an aging analysis of the loan portfolio. Amounts exclude deferred fees and costs (in thousands).

During the first half of 2012, we experienced an increase in past-due commercial and residential mortgages, particularly in non-accrual loans.  Based upon available appraisals, we believe loans underlying the relationship are secured by collateral with values exceeding our carrying value. In accordance with our internal policy, we are in the process of re-appraising the collateral.

Aging Analysis as of June 30, 2012

			90 Days				> 90 Days
	30-59 Days	60-89 Days	Or	Total		Total	and	Non-Accrual
	Past Due	Past Due	Greater	Past Due	Current	Loans	Accruing	Loans

Commercial and industrial	$348	217	3,756	4,321	208,130	212,451	10	3,746
Commercial mortgages	2,361	-	10,491	12,852	491,432	504,284	-	10,491
Residential - first lien	2,206	513	5,677	8,396	263,769	272,165	96	5,581
Residential - junior lien	183	249	288	720	103,464	104,184	-	288
Consumer:
Automobile - Indirect	1,878	882	199	2,959	272,903	275,862	199	-
Other	234	78	9	321	16,109	16,430	9	-
Loans held-for-sale	-	-	-	-	11,762	11,762	-	-
	$7,210	1,939	20,420	29,569	1,367,569	1,397,138	314	20,106

Aging Analysis as of December 31, 2011

			90 Days				> 90 Days
	30-59 Days	60-89 Days	Or	Total		Total	and	Non-Accrual
	Past Due	Past Due	Greater	Past Due	Current	Loans	Accruing	Loans
Commercial and industrial	$395	432	3,992	4,819	193,925	198,744	75	3,917
Commercial mortgages	2,184	-	9,078	11,262	456,151	467,413	-	9,078
Residential - first lien	633	55	4,453	5,141	251,032	256,173	652	3,801
Residential - junior lien	444	91	419	954	100,923	101,877	8	411
Consumer:
Automobile - indirect	1,766	653	165	2,584	224,957	227,541	165	-
Other	257	88	169	514	25,069	25,583	69	100
Loans held-for-sale	-	-	-	-	7,556	7,556	-	-
Total	$5,679	1,319	18,276	25,274	1,259,613	1,284,887	969	17,307

A summary of information regarding impaired loans follows (in thousands):

	As of and for	As of and for	As of and for
	the six-month	the year	the six-month
	period ended	ended	period ended
	June 30,	December 31,	June 30,
	2012	2011	2011

Recorded investment at period end	$20,106	17,307	20,439
Impaired loans with specific related allowance at period end	$3,823	2,453	4,264
Amount of specific related allowance at period end	$1,133	1,138	2,580
Average investment during the period	$19,461	20,394	21,618
Interest income recognized on a cash basis during the period	$138	127	-

The details of impaired loans as of June 30, 2012 and December 31, 2011 follow (in thousands)

June 30, 2012

		Unpaid	Specific	Average	Interest
	Recorded	principal	Related	Recorded	income
	Investment	balance	Allowance	Investment	Recognized
With no specific allowance
Commercial and industrial	$1,702	2,230	-	1,940	-
Commercial mortgage	8,711	9,524	-	8,878	105
Residential mortgage - first position	5,581	5,769	-	4,450	31
Residential mortgage - second position	289	300	-	356	-
Consumer - other	-	-	-	50	2
Subtotal	16,283	17,823	-	15,674	138
With specific allowance
Commercial and industrial	2,043	2,160	912	2,292	-
Commercial mortgage	1,780	2,569	221	1,495	-
Subtotal	3,823	4,729	1,133	3,787	-
Total	$20,106	22,552	1,133	19,461	138
Summary by portfolio:
Commercial	$14,236	16,483	1,133	14,605	105
Residential	5,870	6,069	-	4,806	31
Consumer and other	-	-	-	50	2
Total	$20,106	22,552	1,133	19,461	138

December 31, 2011

		Unpaid	Specific	Average	Interest
	Recorded	principal	Related	Recorded	income
With no specific allowance	Investment	balance	Allowance	Investment	Recognized
Commercial and industrial	$2,541	3,048	-	1,401	-
Commercial mortgage	8,001	9,440	-	6,578	114
Residential mortgage - first position	3,801	3,968	-	3,366	13
Residential mortgage - second position	411	439	-	390	-
Consumer - other	100	102	-	76	-
Subtotal	14,854	16,997	-	11,811	127
With specific allowance
Commercial and industrial	1,376	1,454	895	3,079	-
Commercial mortgage	1,077	1,153	243	3,988	-
Residential mortgage - first position	-	-	-	1,265	-
Residential mortgage - second position	-	-	-	201	-
Subtotal	2,453	2,607	1,138	8,583	-
Total	$17,307	19,604	1,138	20,394	127
Summary by portfolio:
Commercial	$12,995	15,095	1,138	15,046	114
Residential	4,212	4,407	-	5,222	13
Consumer and other	100	102	-	126	-
Total	$17,307	19,604	1,138	20,394	127

Troubled Debt Restructurings

In the process of resolving nonperforming loans, we may choose to restructure the contractual terms of certain loans and attempt to work out alternative payment schedules with the borrower in order to avoid foreclosure of collateral. Any loans that are modified are evaluated to determine if they are "troubled debt restructurings” (TDR) and if so determined, are evaluated for impairment. A TDR is defined as a loan restructure where for legal or economic reasons related to a borrower's financial difficulties, the creditor grants one or more concessions to the borrower that it would not otherwise consider. Terms of loan agreements may be modified to fit the ability of the borrower to repay in respect of its current financial status and restructuring of loans may include the transfer of assets from the borrower to satisfy debt, a modification of loan terms, or a combination of the two. If a satisfactory restructure and payment arrangement cannot be reached, the loan may be referred to legal counsel for foreclosure.

As of June 30, 2012, there was one commercial relationship totaling $4.5 million that was considered a TDR due to the nature of the concessions granted to the borrower. We have established no impairment reserve for the relationship in light of the value of underlying collateral and management's recovery expectations. The balances of the underlying loans are included in non-performing loans. For this relationship, we renegotiated certain terms of their loans in 2010. The significant term modified was the monthly principal and interest payment amount.  We agreed to forbear our rights under default provisions in the loan agreements on the condition that the borrower made monthly payments which were significantly less than those required under the terms of the original loan agreements. The customer was in compliance with the terms of the forbearance agreement which expired in March 2011. At that time, we renewed the forbearance agreement for an additional 24 months with higher monthly payments than under the previous agreement. The borrower has paid as agreed.

A loan totaling $0.3 million, previously classified as a TDR was liquidated in the second quarter of 2012.